UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

Viad Corp

(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 North Central Avenue, Suite 1900, Phoenix, Arizona		85004-4565
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 207-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Par Value	VVI	New York Stock Exchange
Junior Participating Preferred Stock, par value $0.01 per share	--	--

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 22, 2020, we finalized the terms of the Severance Agreement and General Release (the “Agreement”) with Mr. Jay Altizer, our former President of GES. Under the Agreement, Mr. Altizer will receive six months’ base salary, and for up to six months, we will pay our usual and customary portion of health and other benefits. Mr. Altizer is eligible for a pro-rata payment under our short-term incentive program, if earned for 2020, and we will treat any long-term incentives he was previously granted in accordance with the terms of the applicable agreements. To the extent required, we previously filed all plans and programs under which Mr. Altizer will receive payments and benefits with the SEC.

The foregoing description of the Agreement is a summary and is qualified in its entirety by the full text of the Agreement, which we will file with our Form 10-Q for the quarter ended March 31, 2020.

Item 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)On May 19, 2020, we held our annual meeting of shareholders (the “2020 Annual Meeting”). A total of 18,628,207 shares or 91.40% of outstanding shares of our Common Stock, were represented in person or by proxy at the 2020 Annual Meeting.

(b)The following proposals are described in detail in our Proxy Statement filed with the SEC on April 3, 2020. The final voting results for each of the matters submitted to a shareholder vote at the 2020 Annual Meeting are as follows:

Proposal One: Election of Directors. Our shareholders reelected all director nominees in an uncontested election, based on the following voting results:

Nominee	For	Against	Abstain	Broker Non-Votes
Edward E. Mace	15,122,506	2,362,194	2,980	1,140,527
Joshua E. Schechter	15,277,919	2,204,756	5,005	1,140,527

Proposal Two: Ratification of Viad’s Independent Registered Public Accounting Firm for 2020. Our shareholders ratified the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the 2020 fiscal year, based on the following voting results:

For	Against	Abstain
18,205,017	418,542	4,648

Proposal Three: Advisory Approval of Named Executive Officer Compensation. Our shareholders approved on an advisory basis, named executive officer compensation, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
17,161,798	303,539	22,343	1,140,527

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viad Corp
(Registrant)

Date: May 22, 2020	By:	/s/ Derek P. Linde
Derek P. Linde
General Counsel and Corporate Secretary

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